UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2017
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On December 11, 2017, Cowen Inc. (the “Company”) received notice from the underwriters (the “Underwriters”) named in that previously disclosed underwriting agreement entered into on December 5, 2017 in respect of the Company’s 7.35% senior notes due 2027 (the "2027 Notes"), pursuant to which the Underwriters notified the Company that they have exercised the Underwriters’ option to purchase an additional $18.0 million of 2027 Notes (the “Additional Notes”) from the Company in full, at the public offering price, plus accrued interest, less the underwriting discount.  The closing of the $18.0 million aggregate principal amount of Additional Notes is expected to occur on or about December 14, 2017.

Item 8.01. Other Events.

On December 11, 2017, the Company issued a press release announcing the previously disclosed closing on December 8, 2017 of the offering (the “Offering”) of $120.00 million aggregate principal amount of the Company’s 2027 Notes.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also on December 11, 2017, the Company issued a press release announcing the previously disclosed exercise on December 8, 2017 of the Company’s option to redeem all of its outstanding 8.25% senior notes due 2021.  A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release issued by the Company on December 11, 2017 with respect to the closing on December 8, 2017 of the offering of $120.00 million aggregate principal amount of the Company’s 7.35% senior notes due 2027

99.2    Press Release issued by the Company on December 11, 2017 with respect to the exercise on December 8, 2017 of the Company’s option to redeem all of its outstanding 8.25% senior notes due 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: December 11, 2017        By:     /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel

EXHIBIT INDEX

Exhibit
No. ____                    Exhibit

99.1     Press Release issued by the Company on December 11, 2017 with respect to the closing on December 8, 2017 of the offering of $120.00 million aggregate principal amount of the Company’s 7.35% senior notes due 2027.

99.2    Press Release issued by the Company on December 11, 2017 with respect to the exercise on December 8, 2017 of the Company’s option to redeem all of its outstanding 8.25% senior notes due 2021.